ICAP FUNDS, INC.

              SCHEDULE FOR COMPUTATION OF
                PERFORMANCE QUOTATIONS

                   COMPOUNDED ANNUAL
                     TOTAL RETURN

A.   Formula
                                 ____
     P(1 + T)n = ERV     OR   T = \n/ERV/P - 1

Where:         P    =    a hypothetical initial payment of $10,000

               T    =    average annual total return

               n    =    number of years

             ERV    =    ending redeemable value
                         of a hypothetical $10,000
                         payment made at the beginning
                         of the 1, 5 or 10 year periods
                         at the end of the 1, 5 or 10
                         year periods (or fractional
                         portion thereof)

B.   Calculation

     T = \n/ERV/P - 1

     Discretionary Equity Portfolio

    For the one year period ended December 31, 1996
Total Return = (Ending Redeemable Value/Initial Value) - 1
                 Total return = 25.55%
           25.55% = (125,550.59/100,000) - 1

For the period from December 31, 1994 (commencement of
              operations) to December 31, 1996
Cumulative Total Return = (Ending Redeemable Value/Initial Value) - 1
                 Total return = 69.76%
           69.76% = $169,759.05/100,000) - 1

                                                  1/n
Total Return - (Ending Redeemable Value/Initial Value) - 1
                 Total return = 30.29%
                                       1/2
             30.29% = (169,759.05/100,000) - 1

     Equity Portfolio

    For the one year period ended December 31, 1996
Total Return = (Ending Redeemable Value/Initial Value) - 1
                 Total return = 26.26%
           26.26% = (126,258.45/100,000) - 1

For the period from December 31, 1994 (commencement of
           operations) to December 31, 1996
Cumulative Total Return = (Ending Redeemable Value/Initial Value) - 1
                 Total return = 75.31%
           75.31% = $175,313.64/100,000) - 1

                                                   1/n
Total Return - (Ending Redeemable Value/Initial Value) - 1
                 Total return = 32.41%
                                          1/2
                32.41% = (175,313.64/100,000) - 1